UNITED STATES
Securities and Exchange Commission
Washington D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

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CLIFFS NATURAL RESOURCES INC.
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Cliffs Natural Resources Inc.

June 2014

FORWARD-LOOKING STATEMENTS; IMPORTANT ADDITIONAL INFORMATION

This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Cliffs' operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this presentation, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect Cliffs' future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: trends affecting our financial condition, results of operations or future prospects, particularly the continued volatility of iron ore and coal prices; uncertainty or weaknesses in global economic conditions, including downward pressure on prices, reduced market demand, increases in supply and any slowing of the economic growth rate in China; our ability to successfully identify and consummate any strategic investments or capital projects and complete planned divestitures; our ability to successfully integrate acquired companies into our operations and achieve post-acquisition synergies, including without limitation, Cliffs Quebec Iron Mining Limited (formerly Consolidated Thompson Iron Mining Limited); our ability to cost effectively achieve planned production rates or levels; changes in sales volume or mix; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; the impact of price-adjustment factors on our sales contracts; the ability of our customers and joint venture partners to meet their obligations to us on a timely basis or at all; our ability to reach agreement with our iron ore customers regarding modifications to sales contract pricing escalation provisions to reflect a shorter-term or spot-based pricing mechanism; our actual economic iron ore and coal reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the impact of our customers using other methods to produce steel or reducing their steel production; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets, as well as any resulting impairment charges; the results of prefeasibility and feasibility studies in relation to development projects; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in currency values, currency exchange rates, interest rates and tax laws; availability of capital and our ability to maintain adequate liquidity and successfully implement our financing plans; our ability to maintain appropriate relations with unions and employees and enter into or renew collective bargaining agreements on satisfactory terms; risks related to international operations; the potential existence of significant deficiencies or material weakness in our internal controls over financial reporting; and problems or uncertainties with leasehold interests, productivity, tons mined, transportation, mine-closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry. The information contained herein speaks as of the date of this presentation and may be superseded by subsequent events. Except as may be required by applicable securities laws, we do not undertake any obligation to revise or update any forward-looking statements contained in this presentation.

Important Additional Information

Cliffs, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Cliffs' shareholders in connection with the matters to be considered at Cliffs' 2014 Annual Meeting. Cliffs filed a definitive proxy statement with the SEC on June 10, 2014 in connection with any such solicitation of proxies from Cliffs' shareholders. CLIFFS' SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Cliffs' directors and executive officers in Cliffs' shares, restricted shares and options is included in their SEC filings on Forms 3, 4 and 5. More detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with Cliffs' 2014 Annual Meeting. Information can also be found in Cliffs' Annual Report on Form 10-K for the year ended Dec. 31, 2013, filed with the SEC on Feb. 14, 2014, as amended and filed with the SEC on April 30, 2014, and Cliffs' definitive proxy statement on Schedule 14A, filed with the SEC on June 10, 2014. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the definitive proxy statement and other documents filed by Cliffs with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at Cliffs' website at www.cliffsnr.com or by contacting James Graham, Vice President, Chief Legal Officer & Secretary at (216) 694-5504. Shareholders may also contact D.F. King & Co., Inc., Cliffs' proxy solicitor, toll-free at (800) 487-4870 or by email at cliffs@dfking.com.

CLIFFS NATURAL RESOURCES IS A LEADING IRON ORE MINER

- **Global mining and natural resources company**
  - Largest annual pellet production capacity in the United States
  - Significant producer of iron ore in North America
  - Seaborne iron ore producer selling to high-growth Asian markets

- **Key supplier to the leading North American, Chinese, and other Asian steel producers**

- **2013 revenue of $5.7 billion**
- **2013 adjusted EBITDA of $1.4 billion[3]**
- **Investment-grade ratings of Baa3/BBB-**

COMMODITY & END-MARKET MIX

REVENUE MIX BY COMMODITY



Other, 7%[1]
Coal, 13%
Iron ore, 80%

2013 iron ore shipments[2]
41mm metric tons

2013 coal shipments[2]
7mm short tons

MARKET EXPOSURE



Other, 19%
U.S., 33%
Canada, 15%
China, 34%

Source: Company filings and presentations. [1] Freight and venture partners' cost reimbursement. [2] Iron ore shipments in millions of metric tons. Coal shipments in millions of short tons. [3] See Non-GAAP reconciliation in the appendix of this presentation on page 41.

PROFILE OF CLIFFS OVER TIME


2005
2013
CUSTOMER MIX[1,2]
Other 19%
ArcelorMittal 37%
Stelco 7%
WCI Steel 7%
Severstal 11%
Algoma 19%
ArcelorMittal 19%
Other 81%
BUSINESS MIX[1,3]
APIO 14%
NAIO 86%
ECIO 17%
USIO 47%
NAC 14%
APIO 22%
GEOGRAPHIC MIX[1,4]
Japan 3%
Other ~0%
China 13%
Canada 26%
US 57%
Other 19%
US 33%
Canada 15%
China 34%

REVENUE ($ millions)


+216%
$5,491
$1,740
2005
LTM 3/31/14

Adj. EBITDA ($ millions)[5]


+252%
$1,363
$387
2005
LTM 3/31/14

TOTAL IRON ORE SHIPMENTS (million metric tons)[6]


+49%
28
41
2005
LTM 3/31/14

Source: Company filings. Note: [1] By 2005 and 2013 revenue. [2] Reflects revenue, exclusive of freight and minority interest (2005) / venture partners' (2013) cost reimbursements. [3] 2013 business mix excludes ($1.4) million in other revenue (including inter-segment eliminations). [4] 2005 Revenue is attributed to countries based on the location of the customer and includes both "Product sales and services" and "Royalties and management fees" revenues. [5] See Non-GAAP reconciliation in the appendix of this presentation on page 41. [6] NAIO (2005) / USIO (LTM) shipments adjusted from long tons to metric tons.

CLIFFS

CLIFFS' BOARD OF DIRECTORS ENACTED SIGNIFICANT LEADERSHIP CHANGES

January - May
- **T. Sullivan elected to CLF Board**
- R. Ross resigns from CLF Board

June
- **J. Kirsch elected Lead Director**
- F. McAllister retires as Lead Director

July
- **M. Gaumond elected to CLF Board**
- **J. Kirsch appointed Chairman[1]**
- J. Carrabba announces retirement as President & CEO
- L. Brlas retires as EVP & COO

CLF Board separates CEO & Chairman roles

August

September
- **S. Johnson elected to CLF Board**

October

November
- **G. Halverson appointed Pres. & COO, and elected to CLF Board**

More than **90 candidates** considered

Full Board was engaged and interviewed all finalist candidates

CEO SEARCH INITIATED AFTER CHANGE IN LEADERSHIP OF THE BOARD

The Board directed a rigorous and independent CEO search with the assistance of a leading search firm

- Internal and external candidates were evaluated
- Priority was for **global experience** in mining and large capital project management
- Search focused on leaders with significant experience in large well-structured, **top-tier mining companies** with strong processes and disciplines
  - Outstanding experience in **operational mining** and extensive experience in North America
  - A **track record of successful** personal delivery of major **capital projects – greenfield and brownfield**

[1] On July 8, 2013, J. Kirsch was appointed as non-executive Chairman of the Board. On January 1, 2014, J. Kirsch was appointed as executive Chairman of the Board on an interim basis and ceased to be an independent director. On May 23, 2014, J. Kirsch once again became Cliffs' non-executive Chairman and resumed his status as an independent director.

CLIFFS' ROBUST AND INDEPENDENT GOVERNANCE PROCESS ATTRACTED THREE HIGHLY QUALIFIED INDEPENDENT DIRECTORS IN 2013

Mark Gaumond



- Former Senior Vice Chair – Americas of Ernst & Young LLP
- Audit partner on several major clients
- Extensive managerial, financial and accounting experience
- Critical contribution to the Board's oversight of Cliffs' financial performance, reporting and controls

Current Directorships:

- Rayonier
- Booz Allen Hamilton

Current Cliffs Committee Memberships:

- Audit Committee
- Compensation and Organization Committee

Stephen Johnson



- Former Chairman, President, CEO and Board member of McDermott International
- Former Senior Executive Vice President and Member, Office of the Chairman at Washington Group International
- Deep expertise in the engineering and construction industry
- Broad managerial experience both in the U.S. and overseas

Former Directorship:

- McDermott International

Current Cliffs Committee Memberships:

- Audit Committee
- Governance and Nominating Committee

Timothy Sullivan



- Former Chairman and CEO, Gardner Denver
- Former President, CEO, and Director of Bucyrus International Inc.
- Former President and CEO of United Container
- Significant experience in the mining equipment industry

Current Directorships:

- Aurora Health Care, Inc.

Current Cliffs Committee Memberships:

- Chair of the Compensation and Organization Committee
- Strategy and Sustainability Committee

CLIFFS' INDEPENDENT BOARD – THE RIGHT EXPERIENCE TO LEAD CLIFFS

✓ **Independent Oversight**

- Separate roles of CEO and Board Chairman
- **8 of the 9 Board members standing for reelection at the 2014 Annual Meeting of Shareholders are independent***
- Continuously reviewing best corporate governance practices

✓ **Infusion of New Perspectives and Accountability**

- Four highly qualified Directors elected in 2013 who are **recognized leaders** in their respective fields, have **challenged conventional thinking** and helped the Board **take decisive action** in response to challenges faced by Cliffs
- Based on discussions with various shareholders, at this time our Board has only nominated nine directors to our Board for the eleven seats up for election at the 2014 Annual Meeting of Shareholders

✓ **Relevant Industry Experience and Long-term Strategy**

- Experience of leading large corporations with global operations in cyclical industries (Mining, Steel, Basic Materials, Engineering)
- Critical skills and expertise to guide Cliffs' long-term strategy and create value for stakeholders
- 6 of our 9 Board nominees are current or former CEOs

✓ **Healthy Turnover at Cliffs' Board**

- Nearly two-thirds of the Board has been reconstituted since 2010

✓ **Aggressively Involved in Driving Shareholder Returns**

- Committed to act in the long term interests of all shareholders
- Position management incentives in alignment with shareholder returns

** On July 8, 2013, J. Kirsch was appointed as non-executive Chairman of the Board. On January 1, 2014, J. Kirsch was appointed as executive Chairman of the Board on an interim basis and ceased to be an independent director. On May 23, 2014, J. Kirsch once again became Cliffs' non-executive Chairman and resumed his status as an independent director.*

CLIFFS

GARY HALVERSON – CLIFFS' PRESIDENT AND CHIEF EXECUTIVE OFFICER



- Transitioned to Chief Executive Officer after joining as Chief Operating Officer in November 2013.
- Most recently was Barrick Gold Corporation Inc.'s interim COO. Previously served as President of Barrick's largest business unit, which generated 39% of 2012 total revenue[1].

EXTENSIVE MINING EXPERTISE

- 30 years of mining experience
- Underground and open-pit mining
- Mineral processing
- Strong project execution track record

GLOBAL EXPERIENCE

- Familiar with Cliffs' operating footprint
- Led operations in U.S., Canada and Australia with similar size and complexity to Cliffs

FINANCIAL DISCIPLINE

- Demonstrated rigorous capital allocation application through volatile commodity pricing environments for business units for which he was directly responsible
- Understands profitability drivers and returns on capital
- Regional operating leader at Placer Dome prior to Barrick's acquisition

[1] *Source: Barrick's 2012 40-F*

CLIFFS

NEW EXECUTIVE LEADERSHIP MOVED QUICKLY TO RESET STRATEGIC DIRECTION AND IS GAINING TRACTION IMPOSING COST DISCIPLINE

November
- **Gary Halverson joins as President & COO**
- Announces plan to halt development of the Chromite Project indefinitely

December
- Performs global asset review and interacts with key customers
- Reduces long-term debt by $380 million, net debt improves to $2.7 billion

January
- Conducts organizational review and management restructuring
- Announces plans to idle the Wabush Mine and significantly reduce 2014 capital expenditures

February
- **Cliffs' Board appoints Gary Halverson to CEO**
- Successfully extends Pellet Supply Agreement with ArcelorMittal USA

March

April
- Maintains expectation of a $90 million reduction in 2014 SG&A and exploration spending
- Year-over-year liquidity improves 32% despite adverse market and operating conditions

May
- Announces additional $100 million reduction to 2014 capex guidance

CLIFFS

SIGNIFICANT SENIOR MANAGEMENT AND ORGANIZATIONAL CHANGES

Gary Halverson
CEO

- **Terry Fedor** – EVP, U.S. Iron Ore
- **Cliff Smith** – EVP, Seaborne Iron Ore
- **David Webb** – EVP, Global Coal
  - Operations leadership has direct reporting line to CEO
  - Streamline business' support functions by eliminating duplication
  - Operations executives have a combined total of over 90 years experience, most of which outside of Cliffs
- **Terry Paradie** – EVP & CFO
  - Stronger focus on financial objectives and transparency with investors
- **Bill Boor** – EVP, Corp. Development & Chief Strategy Officer
  - Renewed focus on shareholder returns to guide strategic initiatives
- **Kelly Tompkins** – EVP, External Affairs & President, Global Commercial
  - Successfully negotiated new long-term contracts
- **Maurice Harapiak** – EVP, Human Resources
  - Achieving leaner organizational footprint

"**Right-sized**" and **de-layered** top levels of management ❯ Streamlined organizational structure is reducing **costs** and enabling **more effective decision making** and **accountability** ❯ **39% decrease** in Cliffs' Officer-level executives over the last 12 months

CLIFFS

IMPROVED RESULTS UNDER NEW LEADERSHIP

FIRST-QUARTER 2014 FINANCIAL HIGHLIGHTS[1]

LTM Adjusted EBITDA[2]
$1.4B

LTM **SG&A** and **Exploration** Expenses
↓ 34%

LTM **Cash from Operations**
$1.1B

FY 2014 **Capital** Spending **Budget[3]**
↓ 65%

LTM **Debt to EBITDA**
<2.5x

LIQUIDITY POSITION
($ IN BILLIONS)



32% increase
year over year
$1.5
$1.6
$1.7
$2.1
$1.9
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

LEVERAGE PROFILE



Debt to EBITDA
Debt to Cap
3.0x
2.5x
2.0x
1.5x
1.0x
40%
35%
30%
25%
20%
15%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

[1] Source: Company filings
[2] See Non-GAAP reconciliation in the appendix of this presentation on page 41.
[3] References midpoint of 2014 capital spending guidance of $275 – 325 million.

CLIFFS

CLIFFS' SHARE PRICE VS. IRON ORE FINES PRICING CORRELATION – SINCE 2008



2009: 71%
2010: 74%
2011: 60%
2012: 76%
2013: 75%
2014: 95%
Iron ore fines[1]
CLF
600%
500%
400%
300%
200%
100%
0%
Nov-08
Sep-09
Jun-10
Apr-11
Jan-12
Nov-12
Aug-13
Jun-14
Since Cliffs announced CEO succession plan (7/9/2013): 82%[2]
Since Halverson appointed President and COO (11/18/2013): 96%[3]

77% CORRELATION SINCE DECEMBER 2010

Source: Bloomberg and FactSet as of 6/20/14. Note: [1] Iron ore fines 62% Fe, CFR China. [2] On July 9, 2013, Joseph Carrabba announced his plan to retire as President and CEO by the end of 2013, James Kirsch was named non-executive Chairman, and Laurie Brlas retired as EVP & President, Global Operations. [3] On October 25, 2013, Cliffs announced that its Board of Directors appointed Gary B. Halverson to the newly created position of President and COO, effective November 18, 2013. On February 13, 2014, Cliffs' Board of Directors appointed Halverson to President and CEO.

CLIFFS

CLF SHARE PRICE VS. IRON ORE FINES – SINCE OCTOBER 2013



Iron Ore Pricing Reaches Q4 2013 High of **$140/ton**
Gary Halverson Joins Cliffs
Iron Ore Pricing Reaches 20-Month Low of **$89/ton**
CLF SHARE PRICE
IRON ORE FINES SPOT PRICE (62% FE CFR CHINA)
$30
$25
$20
$15
$10
$140
$130
$120
$110
$100
$90
$80
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Closing Stock Price
Iron Ore Fines

CLIFFS' RECENT VALUATION HAS BEEN PRIMARILY DRIVEN BY SIGNIFICANTLY LOWER IRON ORE MARKET PRICING

Source: Yahoo Finance and Platts

IRON ORE AND STEEL MARKET DYNAMICS

Chinese port iron ore inventory (mmt)



mmt
Iron ore inventory[1]
110
100
90
80
70
60
50
Nov-08
Sep-09
Jun-10
Apr-11
Jan-12
Nov-12
Aug-13
Jun-14
6/13/2014: 106.6mmt

Chinese monthly crude steel production (mmt)



mmt
Steel production
80
70
60
50
40
30
Nov-08
Sep-09
Jun-10
Apr-11
Jan-12
Oct-12
Aug-13
May-14
May 2014: 70.4mmt

"Big Four" iron ore production/shipments[2]



mmt
BHP Billiton (group share of production)[3]
24% increase
159
170
197
FY 2012A
FY 2013A
FY 2014E
Fortescue (total shipments including 3rd party product)[4]
121% increase
58
81
127
FY 2012A
FY 2013A
FY 2014E
Rio Tinto (total production)[5]
16% increase
253
266
295
FY 2012A
FY 2013A
FY 2014E
Vale (production)[6]
0% increase
320
311
321
FY 2012A
FY 2013A
FY 2014E

Source: Bloomberg, World Steel Association and company filings. Note: [1] Reflects iron ore inventory stock currently at the various ports in China. [2] 2014E per company guidance. [3] FYE 6/30; reflects attributable production. [4] FYE 6/30; reflects ore tons shipped including 3rd party product. [5] FYE 12/31; stated on 100% basis. [6] FYE12/31; stated on attributable basis with the exception of Vale's Água Limpa mine. Água Limpa mine and plants are owned by Baovale, in which Vale owns 100% of the voting shares and 50% of the total shares. Production figures for Água Limpa have not been adjusted to reflect Vale's ownership interest. Vale 2014E production reflects production and 3rd party purchases.

CLIFFS

PROACTIVE INITIATIVES TO ADDRESS SUSTAINED PRICING LEVELS < $100/TON

MITIGATING LEVER	CLIFFS ACTIONS
Incremental SG&A reductions	Reducing SG&A and Exploration costs by 31% from 2013 levels
Reducing operating expenses	Process improvements and overhead reductions across all business segments
Lowering CAPEX	Rationalizing CAPEX to only the most critical spend while adhering to environmental and safety obligations
Amend revolver leverage covenant	Cliffs maintains strong banking relationships with partners who understand its business; as in the past, the Company's banks are likely to continue to support if an amendment is decided necessary
Asset sales	Bloom Lake strategic alternatives underway; additional assets to be considered
Maintain strong liquidity	Over $1.9bn in liquidity available[1]
Enhance working capital position	Entering into supply chain finance arrangements, improving A/P terms with vendors, and optimizing inventory
Minority equity partnerships / contributions	Bloom Lake strategic alternatives being pursued
Idle unprofitable operations	Chromite project idled indefinitely and Wabush asset idled; current focus on Bloom Lake and North American Coal mines

CLIFFS' LEADERSHIP HAS SUCCESSFULLY MANAGED MAJOR MINING OPERATIONS THROUGH VARIOUS CYCLES AND IS THE RIGHT TEAM TO MANAGE CLIFFS IN TODAY'S ENVIRONMENT

[1] *As of 3/31/2014*

CLIFFS

TWO FUNDAMENTAL CHANGES FOR CLIFFS UNDERWAY

Capital Discipline



CAPITAL EXPENDITURES[1]
($ IN MILLIONS)
$881
$1,128
24%
$862
65%
$275 - 325
2011
2012
2013
2014E

- Ongoing focus on free cash flow generation
- Improve performance of currently owned assets
- Lower net debt position
- **First-quarter 2014 capital expenditures decreased 55% year-over-year**

Streamlined Structure Lower Costs



SG&A and EXPLORATION[1]
($ IN MILLIONS)
$329
$425
32%
$291
31%
$200
2011
2012
2013
2014E
SG&A
Exploration

- "Right-size" and delayer top levels of management
- Create direct reporting line to CEO from operations
- Streamline the business' support functions by eliminating duplication
- **First-quarter 2014 SG&A and Exploration expenses decreased 29%[2] year-over-year**

[1] *Source: Company filings*
[2] *Excludes $5 million in severance-related costs*

IMPROVED CAPITAL DISCIPLINE – RETURN DRIVEN MINDSET

MAINTAIN STRONG BALANCE SHEET

- Maintain strong financial position and liquidity
- Disciplined capital spending

INVESTMENT DISCIPLINE

- Acquisitions and organic investments will be weighed against increased shareholder distributions

ROBUST CAPITAL PROJECT PROCESS


Investment Opportunity
Scoping Study Phase I
Prefeasibility Study Phase 2
Feasibility Study Phase 3
Project Approval/ Rejection
Several Considerations
ECONOMIC & FINANCIAL ANALYSIS
Project's return rate and pay back timeline are evaluated using a range of assumptions
HURDLE RATE
15 - 20%

DIVIDENDS / SHARE REPURCHASES

- Regular Board-level reviews of our shareholder distribution policy in the context of maintaining a strong balance sheet and sustainable liquidity through various iron ore and met coal pricing scenarios
- Shareholder distributions should grow with earnings and cash flow

UNITED STATES IRON ORE

- Cliffs' core business and a reliable generator of cash with limited exposure to volatile seaborne iron ore prices
- New commercial contracts provide for consistent long-term sales volume
- **Cost reduction initiatives include labor and equipment productivity improvements, enhancements in maintenance practices, and focused efforts on inventory and vendor management**
- DR/DRI opportunities actively underway
- USIO expected full-year 2014 sales volume of 22 - 23 million tons



SALES VOLUME AND CASH COSTS PER TON[1]


(MILLION LONG TONS)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
(CASH COST PER TON)
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Sales tons
Cash Costs per ton

[1] *Cash cost per ton is a non-GAAP financial measure that management uses in evaluating operating performance. Refer to the appendix of this presentation on page 42 for the reconciliation to the comparable GAAP financial measure and other related disclosure information.*

CLIFFS

EASTERN CANADIAN IRON ORE

- Achieved record first quarter production at Bloom Lake of 1.5 million tons
- Full-year 2014 capital spending reduced to license-to-operate and sustaining capital only: ~$150 million
- **Actively evaluating alternatives for long-term value generation**
- Pursuing Bloom Lake Phase I to optimize profile and maximize optionality with asset
- Focus is on improving operating cash costs at Bloom Lake under new leadership
- Full-year 2014 volumes fully committed
- Successfully and safely idled Wabush mine and processing plant
- ECIO expected full-year 2014 sales volume of 6 - 7 million tons



BLOOM LAKE SALES VOLUME AND CASH COSTS PER TON[1]



(MILLION METRIC TONS)
2.0
1.8
1.6
1.4
1.2
1.0
$100
$95
$90
$85
$80
(CASH COST PER TON)
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14[2]
Sales tons
Cash Costs per ton

EFFICIENT CAPITAL ALLOCATION WILL DRIVE STRATEGIC DECISIONS

[1] Cash cost per ton is a non-GAAP financial measure that management uses in evaluating operating performance. Refer to the appendix of this presentation on page 42 for the reconciliation to the comparable GAAP financial measure and other related disclosure information. [2] Q1 2014 cash cost per ton excludes $7 per ton lower-cost-or-market inventory adjustment.

CLIFFS

SIGNIFICANT ACTIONS HAVE BEEN TAKEN TO IMPROVE BLOOM LAKE'S PHASE I VOLUME AND COST PERFORMANCE

STRIP RATIO - BLOOM LAKE MINE
(WASTE REMOVE TO ORE MINED)



0.95
1.18
2.36
2.34
2.09
1.66
1.02
0.99
Q1
Q2
Q3
Q4
Q1
Q2E
Q3E
Q4E
2013
2014E

STRIP RATIO IS ONE OF THE MOST SIGNIFICANT COST DRIVERS

- Overburden removal expected to be completed in Q2 2014
- Improved steepening of open-pit walls and new block modeling analysis has substantially improved long-term strip ratio

Contractor Hours

33%

Purchasing controls have driven a nearly **$95 million, or 70%, decline** in open orders

Employee Staffing

7%

Improved site administration services

Leased housing **eliminated**

GARY HALVERSON IS LEADING OPERATIONAL IMPROVEMENTS THAT ARE EXPECTED TO DRIVE LOWER COSTS AND HIGHER PRODUCTION VOLUME

CLIFFS

ASIA PACIFIC IRON ORE

- An efficient cash generator and reliable supplier to steelmakers in Asia and an established platform for expanding global steel relationships
- Cost upside from favorable Australian to U.S. dollar exchange rate
- **The cost improvement initiatives underway include 35% reduction in staffing, pit redesign, elimination of contractor equipment, and optimizing haul roads**
- APIO expected full-year 2014 sales volumes of 10 - 11 million tons



SALES VOLUME AND CASH COSTS PER TON[1]



(MILLION METRIC TONS)
3.5
3.0
2.5
2.0
1.5
$80
$75
$70
$65
$60
$55
$50
$45
$40
(CASH COST PER TON)
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Sales tons
Cash Costs per ton

[1] *Cash cost per ton is a non-GAAP financial measure that management uses in evaluating operating performance. Refer to the appendix of this presentation on page 42 for the reconciliation to the comparable GAAP financial measure and other related disclosure information.*

CLIFFS

NORTH AMERICAN COAL

- A North American first-quartile cost producer of high-quality metallurgical coal product
- **Management has acted to eliminate all unnecessary overtime and contractors to reduce costs**
- **Certain operations are producing on four day work weeks to apply production discipline during the volatile pricing environment**
- Expanded and diversified geographical market share with Tier I customers and attracting superior talent during current downturn
- NAC expected full-year 2014 sales volume of 7 - 8 million tons



SALES VOLUME AND CASH COSTS PER TON[1]


(MILLION SHORT TONS)
2.0
1.5
1.0
0.5
0.0
$150
$140
$130
$120
$110
$100
$90
$80
$70
(CASH COST PER TON)
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14[2]
Sales tons
Cash Costs per ton

[1] Cash cost per ton is a non-GAAP financial measure that management uses in evaluating operating performance. Refer to the appendix of this presentation on page 42 for the reconciliation to the comparable GAAP financial measure and other related disclosure information. [2] Q1 2014 cash cost per ton excludes $14 per ton lower-cost-or-market inventory adjustment.

CLIFFS

STRENGTHENING FOUNDATION, POSITIONING FOR THE LONG-TERM

STRENGTHEN FOUNDATION

Assess and realign leadership, organization, processes and culture

OPERATIONAL INITIATIVES

- Assemble new management team
- Reduce overhead & prioritize capital spending
- Idle underperforming assets
- Install new processes to improve decision making

BLOOM LAKE

- Significantly reduce capital spending
- Pursue strategic alternatives
- Increase production volume
- Sustainably lower operating costs

FINANCIAL FLEXIBILITY

- Maintain strong liquidity
- Position the company to navigate volatile pricing environment
- Reduce net debt

LONGER-TERM

Enhance & optimize asset portfolio

INVESTMENTS

- Target investments to grow and improve productivity only where we have a cost and logistical advantage

ENHANCE U.S. IRON ORE BUSINESS

- Diversify into the EAF market through DR/DRI
- Evaluate/extend U.S. Iron Ore commercial contracts

ASSESS PORTFOLIO & END MARKET MIX

- Assess end-of-life assets
- Consider opportunistically monetizing non-core operations as conditions improve

CLIFFS

Casablanca Capital

CASABLANCA'S LATEST "PLAN" IS VAGUE AND REDUNDANT WITH CLIFFS' CURRENT STRATEGY

Casablanca's "May 9 Plan"

CASABLANCA CAPITAL

Our Plan for Cliffs

- ☑ Refocus on core, strategic U.S. business
- ☑ Immediately stop the bleeding at Bloom Lake
- ☑ Exit international
- ☑ Divest non-core assets
- ☑ Adopt ownership attitude toward costs
- ☑ Return capital to shareholders
- ☑ Explore second-stage initiatives—MLP or sale

Our Board and Management's ongoing plan

Continuing to pursue long-term shareholder value creation:

- ☑ *Successfully negotiated extensions for 3 key contracts in last 12 months*
- ☑ *Actively exploring opportunities in direct reduced iron (DRI)*
- ☑ *Bloom Lake expansion capex halted, and we are exploring strategic alternatives*
- ❑ *Continually evaluating alternatives to create more value for shareholders than owning and operating the assets*
- ☑ *SG&A and exploration expense cut 32% in 2013, 31% more to be cut in 2014*
- ☑ *Capex cut 24% in 2013, 65% more to be cut in 2014*
- ❑ *We believe that our dividend should be increased only to the extent that it is sustainable*
- ☑ *Cliffs has evaluated, and continues to evaluate, the feasibility of an MLP structure; however, the specific characteristics of the U.S. Iron Ore business involve complex tax and structuring considerations*

CLIFFS' BOARD HAS PREVIOUSLY EVALUATED ALL SPECIFIC PROPOSALS MADE BY CASABLANCA AND DETERMINED THAT THEY ARE NOT SHAREHOLDER VALUE ENHANCING AT THIS TIME

CLIFFS

SETTLEMENT DISCUSSIONS – MARCH THROUGH APRIL 2014

- Cliffs offered Casablanca to appoint one independent director to Cliffs' Board
- Casablanca rejected this offer and requested that Cliffs postpone the record date
- Cliffs offered Casablanca to appoint two independent directors to Cliffs' Board, with a third mutually acceptable director to be named at a later date
- Casablanca rejected this offer
- Casablanca nominated six directors for election to Cliffs' Board
- Cliffs accommodated by postponing the record date by approximately three months
- Cliffs and Casablanca discussed reducing the Board to nine members and allowing Casablanca to appoint three independent directors including Mr. Goncalves
- Casablanca proposed that Cliffs reduce the Board to nine members and appoint three Casablanca nominees, with Mr. Goncalves serving as executive chairman and chairman of Cliffs' Strategy Committee

Cliffs' Board considered this proposal and during March and April, nine of Cliffs' Board members interviewed Mr. Goncalves regarding his strategic vision for Cliffs. Based on those interviews, Cliffs' Board determined that it was not in the best interest of Cliffs' shareholders to appoint Mr. Goncalves to executive chairman or chairman of Cliffs' Strategy Committee

- Cliffs rejected the proposal and informed Casablanca that it was unwilling to appoint Mr. Goncalves to executive chairman or chairman of the Cliffs' Strategy Committee, but if Casablanca reconfigures the proposed settlement without executive or chairmanship roles, Cliffs would review and consider

CLIFFS HAS AND WILL CONTINUE TO BE OPEN AND WILLING TO SETTLE

Note: Please refer to the schedule of events in the definitive proxy materials filed by Cliffs Natural Resources on June 10, 2014.

CLIFFS

WE BELIEVE GARY HALVERSON IS THE RIGHT LEADER FOR CLIFFS



Gary Halverson

- ✓ Formerly Interim COO of the world's largest gold miner, Barrick Gold[1]
  - ✓ President of Barrick's largest business unit, North America, 2011-2013
  - ✓ President of Australia Pacific, 2008-2011
- ✓ Has led operations in the U.S., Canada and Australia similar in size and scale to Cliffs, with large annual budgets and capital projects
- ✓ Successful in optimizing well run mines, assessing troubled operations and executing projects on-time and on budget
- ✓ Experience includes underground and open pit mining, at all stages of production and development
- ✓ Has already implemented capital discipline and cost management in light of iron ore market volatility



Lourenco Goncalves

- × No meaningful leadership experience in mining
- × Experience in U.S.-centric steel processing and distribution—a low capital intensity business
- × In 2003 Goncalves became CEO of Metals USA, a small, OTC-traded metals distribution business after it emerged from bankruptcy
- × Under Goncalves' leadership as CEO, Metals USA significantly underperformed its peers from its 2010 IPO to its 2013 sale to Reliance Steel and Aluminum[2]

GONCALVES HAS NO MEANINGFUL EXPERIENCE IN MANAGING LARGE-SCALE, LONG-LIVED MINING ASSETS OR OPERATING GLOBAL ASSETS IN MULTIPLE GEOGRAPHIES

[1] Source: Barrick Gold 2012 Annual Report: Largest annual gold production and gold reserves. [2] Source: FactSet; Peer set defined as Reliance Steel and Aluminum and Russel Metals.

GONCALVES' EXPERIENCE IS ON A SMALLER SCALE THAN CLIFFS

Halverson's leadership

Current market capitalization: ***Barrick Gold $19.7bn[1]*** ***Cliffs Natural Resources $2.1bn[1]***

Profile of businesses run by Halverson at Barrick[2]



Revenue
Segment Income
Capital expenditure
($ in million)
$1,836
$300
$221
4
$2,438
$831
$381
$3,073
$1,369
$463
$5,722
$3,250
$1,251
2009
2010
2011
2012
Barrick Gold Australia Pacific business unit
Barrick Gold North America business unit

Cliffs 2013[3]



Revenue
Operating income
Capital expenditure
($ in million)
$5,691
$671
$862
2013
Cliffs 2013A

Goncalves' experience

Metals USA equity value at Reliance acquisition: ***$0.8bn[1]***

Profile of Metals USA (2009-2012)[2]



Revenue
Operating income
Capital expenditure
($ in million)
$1,099
$4
$1,292
$60
$4
$1,886
$135
$22
$1,984
$118
$20
2009
2010
2011
2012

Profile of California Steel Industries (1998 – 2002)[2]



Net sales
Income from operations
Capital expenditures
($ in million)
$673
$49
$41
$687
$92
$37
$721
$72
$34
$640
$15
$4
$754
$71
$21
1998
1999
2000
2001
2002

[1] Source: Bloomberg; Note: Market value as of 6/16/2014, all data in USD. [2] Source: Company filings. [3] Source: Company filings; note: represents 2013A revenues; operating income and purchases of property, plant and equipment. [4] Gold Australia Pacific segment capital expenditures on an accrual basis as per 2010 40-F disclosure.

CLIFFS

UNDER GONCALVES' LEADERSHIP, METALS USA SIGNIFICANTLY UNDERPERFORMED ITS PEERS FOLLOWING ITS 2010 IPO

Total shareholder return from Metals USA's IPO to Metals USA's sale to Reliance Steel and Aluminum[1]



Metals USA
Russel Metals
Reliance Steel and Aluminum
175%
150%
125%
100%
75%
50%
25%
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
4/8/2010: Metals USA prices IPO
+56%
+32%
(1%)
2/6/2013: Metals USA announces acquisition by Reliance

METALS USA WAS SOLD TO RELIANCE AT A DISCOUNT TO ITS IPO PRICE

Source: FactSet; Bloomberg. Note: Total shareholder return per FactSet; methodology reinvests dividends on ex-dividend date. [1] Metals USA's IPO priced on April 8, 2010. Metals USA was acquired by Reliance Steel and Aluminum on April 12, 2013. Metals USA rebased to IPO price of $21.00 on April 8, 2010.

CLIFFS

GONCALVES' 90 DAY PLAN FOR CLIFFS' LACKS SUBSTANCE

CASABLANCA CAPITAL

Plan for the First 90 Days

Employee Communications	Communicate the new strategy and new direction to all employees, from direct reports down to the rank and file	✓
	– Set clear expectations	
	– Emphasize ownership approach	
	Implement a phone and web-based hotline, allowing employees to communicate directly with the CEO	
Organizational Changes	Establish known performance indicators and internal operational covenants	✓
	Establish HR task force to conduct organizational review	✓
	Simplify organization chart to reduce layers of Management and Management positions	✓
	Identify the real talent within the Company and promote the talented players to key positions	✓
	Integrate Board: assess areas of expertise/knowledge for both legacy and new Board members	✓
Safety	Ensure all officers and managers are directly responsible for the safety of their personnel	✓
	Gather and assess institutional awareness and current systems	✓
	Ensure that all bonuses have clearly-identifiable link to Total Recordable Incident Rate ("TRIR")	✓
Internal Controls	Implement a new, simplified and objective Management Information Reporting System to generate mission-critical daily, weekly and monthly information	✓
	Establish benchmarks to identify what is and is not working	✓
	Meet with internal and independent auditors (Deloitte & Touche LLP)	✓
Strategic & Asset Review	CEO to lead comprehensive strategic and asset review, develop strategic plan and present to Board	✓
Bloom Lake Restructuring	Suspend all growth capex and all maintenance capex except urgent safety-related projects until a comprehensive capex review has been concluded	✓
	Meet with and engage current JV partner (Wuhan)	✓
	– Understand original reasoning to invest in Bloom Lake and their current view	
	Actively engage with other potential strategic partners	✓
Address Non-Core Assets	Engage investment bank(s) to provide views on divesting Asia Pacific, Chromite, Coal and other non-core assets	✓
	Reach out to all parties that have previously demonstrated serious interest in acquiring non-core assets	✓
Customers	Engage with key customers and internal relationship managers	✓
	– Assess status of relationship	
	– Communicate objectives	
	Review all customer contracts	✓
Creditor Engagement	Meet with banks	✓
	Meet with rating agencies	✓
	– Clearly articulate goals and credit priorities	

In summary:

- × **Create task forces**
- × **Hire accountants**
- × **Hire investment bankers**

Hope for the best?

✓ Indicates action completed / underway

CLIFFS NEEDS LEADERSHIP, NOT A PROLONGED EVALUATION BY INDIVIDUALS WITHOUT CONTEXT OR INDUSTRY EXPERTISE

CLIFFS

GONCALVES BLAMED OTHERS FOR HIS UNDERPERFORMANCE AT METALS USA; COMPANY SOLD AT DISCOUNT TO IPO PRICE

✘ **Earnings miss**	2Q 2010	(39%) miss[1]	*"**We would love to have higher gross margins, but without mill support, that is next to impossible**….So the mills need to change or they will be gone, and then it's a new start, it's a new beginning. Everybody will be reborn, and that's great, that's fantastic."* —*Lourenco Goncalves*, 2Q 2010 earnings transcript ***Goncalves blames the steel mills (Cliffs' customers)***
✘ **Earnings miss**	3Q 2010	(13%) miss[2]	*"**Unfortunately, it's a process that at the end of the day we are evaluated against by investors… you don't meet the consensus, so let's punish you. Okay, but people don't realize that the consensus is not like 16, 16, 16, 17, 16, 17, and then I made three. That's missing consensus. The consensus is I have three, you have five, you have 28, you have 32, and then they have – it's like the average of the temperature of the United States.** That's the average between Alaska in the winter and Phoenix, Arizona in the summer. So it's a mild temperature. You know what I'm saying?"* —*Lourenco Goncalves*, 3Q 2010 earnings transcript ***Goncalves blames research analysts (many cover Cliffs)***
✘ **Earnings miss**	4Q 2012	(31%) miss[3]	***Metals USA sold to Reliance at discount to IPO price***

Source: Company earnings call transcripts and press releases, Bloomberg; EPS analysis per Bloomberg. [1] Average analyst EPS estimate of $0.31 vs. Adjusted EPS of $0.19. [2] Average analyst EPS estimate of $0.18 vs. Adjusted EPS of $0.16. [3] Average analyst EPS estimate of $0.31 vs. Adjusted EPS of $0.21.

IN A VOLATILE IRON ORE PRICE ENVIRONMENT, CASABLANCA HAS URGED FINANCIAL ENGINEERING WHILE GARY HALVERSON HAS IMPLEMENTED SUSTAINABLE, LONG-TERM FINANCIAL AND OPERATING POLICIES



Iron ore down $48/ton (35%) since 11/18/2013
$145
$135
$125
$115
$105
$95
$85
11/18/13: $137
6/16/14: $89
Iron ore price, 62% Fe fines CFR China ($ per metric ton)
11/18/13
12/18/13
1/17/14
2/16/14
3/18/14
4/17/14
5/17/14
6/16/14

	November	December	January	February	March	April	May
Halverson's actions	*Becomes President, COO and Director* *Announces plan to **halt spending** at Chromite project indefinitely*	*Conducts **global asset review*** ***Interacts with key customers*** ***Reduces long-term debt** by $380 million*	*Conducts **organizational review*** *Institutes **management restructuring***	*Becomes President, CEO and Director* *Announces **idling of Wabush** and **50% reduction in 2014 capex** budget* ***Extends supply agreement** with ArcelorMittal USA*		***Improves liquidity by 32%** over Q1 2013* *Delists CLF from Euronext Paris*	***Reduces 2014 capex** by further $100 million*
Casablanca's statements			*Announces stake* *Proposes **spin-off of APIO and ECIO, doubling dividend**, and **MLP of USIO***	*Backs Lourenco Goncalves as CEO **despite Goncalves' lack of experience leading mining operations***	*Suggests Cliffs is **"hoarding cash"*** *States Cliffs **"should now have financial capacity to return more capital"***		*Plans to **"Return capital to shareholders," "Exit International,"** and "explore second-stage initiatives—**MLP or sale**"*

Source: Company filings and press releases; Casablanca public letters, presentations, press releases and website; Bloomberg as of 6/16/2014

CLIFFS

CASABLANCA HASN'T BEEN ABLE TO SETTLE UPON A COHERENT, CONSISTENT, LONG-TERM PLAN FOR CLIFFS

January 27, 2014	March 6, 2014



CASABLANCA CAPITAL LP
January 27, 2014
Casablanca calls for Cliffs to spin off Bloom Lake & Asia Pacific to create "Cliffs International"
Casablanca prominently calls for Cliffs to convert U.S. assets into an MLP
39 days later …
"Asia Pacific: Not enough to anchor an International Strategy"
MLP is now a "second-stage" priority

CASABLANCA HAS BEEN THROWING IDEAS AT A WALL TO SEE WHAT "STICKS"

Source: Casablanca Capital January 27, 2014 letter and Casablanca Capital March 6, 2014 letter

CLIFFS

CASABLANCA'S SUGGESTION THAT CLIFFS IS HOARDING CASH DEMONSTRATES ITS LACK OF UNDERSTANDING OF THE MINING & STEEL INDUSTRIES

Overview of Cliffs' Financial Policy

- Focused on long-term value creation through the cycle
- Improving free cash flow generation is top priority
- Lowering net debt and sustaining a strong liquidity position with cash flow from operations given the volatile nature of the iron ore and coal markets
- Investment grade profile provides strategic flexibility through the cycle
- Regularly evaluate return of capital policy in light of funding operations, selectively investing in growth initiatives and servicing existing debt

Relative Comparison of Cliffs' Liquidity Profile

Cash as % of total assets[1]


Cliffs 3%
North American integrated steel
ArcelorMittal[2] 5%
U. S. Steel 8%
North American met coal
Walter 7%
Alpha[3] 8%
Arch[4] 13%
Seaborne iron ore
Kumba 2%
Fortescue 13%
Ferrexpo 13%
Diversified miners
Vale 6%
Teck 7%
BHP 7%
Rio Tinto 9%
Anglo American 11%
0%
5%
10%
15%
Average cash as % of total assets, ex-Cliffs: 8%

CAPITAL ALLOCATION SHOULD BE A FUNCTION OF SUSTAINABLE FREE CASH FLOW INSTEAD OF ASSET SALES AND FINANCIAL ENGINEERING

Source: Company filings. Note: [1] Reflects balance sheet data as of 3/31/2014 for Cliffs, ArcelorMittal, U.S. Steel, Walter, Alpha, Arch, Vale, and Teck. Reflects balance sheet data as of 12/31/2013 for Kumba, Fortescue, Ferrexpo, BHP, Rio Tinto, and Anglo American. Cash includes cash and cash equivalents, unless otherwise noted. [2] Cash includes restricted cash. [3] Cash includes short term marketable securities. [4] Cash includes short term investments.

CLIFFS

WE BELIEVE THAT CASABLANCA'S NOMINEES ARE UNQUALIFIED TO LEAD AND GAIN A MAJORITY OF CLIFFS' BOARD…

Casablanca's Only Nominee with Recent Mining Industry Experience Abandons Casablanca 34 Days before Annual Meeting

Nominees	Limitations of experience
Lourenco Goncalves	× Metals industry experience focused on processing and distribution – businesses with low fixed cost structures, limited commodity price exposure and low capital intensity × No recent experience leading global mining operations
Robert Fisher	× Experience primarily in investment banking, private investing and non-profit leadership roles × Limited exposure to mining sector since 2001 – missing recent "super cycle" and emerging markets dynamics
~~Patrice Merrin~~	× ~~Mining sector experience focused on PGMs, base metals and thermal coal~~
Joseph Rutkowski	× Former executive at Nucor – an electric arc furnace-based steelmaker × Limited exposure to mining operations
Gabriel Stoliar	× Cliffs' core USIO business fundamentally different from Vale seaborne iron ore business × Experience would have limited applicability if Cliffs sold its international seaborne iron ore businesses
Douglas Taylor	× Experience focused on investment banking × Previous C-level experience was at Sapphire Industrials—a blank check company that liquidated after two years without executing a business combination

WE BELIEVE CASABLANCA'S SLATE LACKS THE COLLECTIVE EXPERIENCE NECESSARY TO LEAD THE STRATEGY OF A MINING COMPANY IN TODAY'S OPERATING ENVIRONMENT

CLIFFS

…WHILE CLIFFS' BOARD OF DIRECTOR NOMINEES ARE HIGHLY QUALIFIED TO LEAD CLIFFS THROUGH A VOLATILE IRON ORE PRICE ENVIRONMENT

Director	Public Company CEO Experience	CFO / Finance / Legal Experience	Senior Leadership at Public Company with Global Operations	Public Company Board Experience	Basic Materials / Mining Experience
Gary B. Halverson*	✓		✓		✓
Barry J. Eldridge	✓		✓	✓	✓
Mark E. Gaumond*		✓	✓	✓	✓
Susan M. Green		✓			
Janice K. Henry		✓		✓	✓
James F. Kirsch	✓		✓	✓	✓
Stephen Johnson*	✓		✓	✓	✓
Richard K. Riederer	✓	✓		✓	✓
Timothy W. Sullivan*	✓		✓	✓	✓

** Joined Board in 2013*

CASABLANCA'S CLAIMS ABOUT CLIFFS' GOVERNANCE PRACTICES ARE MISLEADING

Casablanca's Stale and Misleading Accusations



CASABLANCA CAPITAL
ISS Quickscore: 8
ISS Governance QuickScore Profile
ISS
Cliffs Natural Resources Inc.
GOVERNANCE QuickScore
8

Cliffs' Actual 2014 ISS Quickscore Profile



ISS Governance QuickScore Profile
ISS
Cliffs Natural Resources Inc.
GOVERNANCE QuickScore
4
The total number of points in this subcategory is at the top of the possible range.
The total number of points in this subcategory is at the bottom of the possible range.

CASABLANCA CONSISTENTLY CHERRY-PICKS DATA TO SUPPORT ITS MISLEADING CLAIMS

Source: *ISS, Casablanca Capital June 26, 2014 Presentation*

CLIFFS

CASABLANCA IS AIMING FOR DISPROPORTIONATE REPRESENTATION ON THE BOARD BY TAKING ADVANTAGE OF CUMULATIVE VOTING

- Cumulative voting allows shareholders to aggregate their votes towards one or more nominees
  - Shares held x (number of board seats available) = Total votes
  - A holder may allocate all of their total votes towards one candidate, or distribute them between multiple candidates
  - A holder who gives their proxy to another party allows that party to determine how its votes are allocated
  - Cumulative voting can be used by a holder to gain board representation despite small ownership stake
    - Percentage ownership required to elect 1 nominee = Quorum/(number of directors + 1)

- Assuming 2014 Quorum will be 60.2%[1] of outstanding shares, Casablanca will be able to elect one director by only using their own shares
  - Owning 5.2% of outstanding shares
  - Representing 9.1% of the board seats

- Based on discussions with various shareholders, at this time Cliffs' Board has only nominated nine candidates for the eleven seats up for election

- Additional support of Casablanca's dissident slate is likely to result in even greater disproportionate representation on Cliffs' board

- Voting on the **WHITE** Cliffs proxy card **FOR ALL** nominees will help to control the disproportionate influence of a 5.2% minority shareholder which has only owned Cliffs' shares since November 2013

CASABLANCA IS TRYING TO USE CUMULATIVE VOTING TO GAIN A MAJORITY OF CLIFFS' BOARD DESPITE HAVING ONLY A 5.2% STAKE

[1] 2013 Quorum on directors was 60.2% of outstanding shares.

CLIFFS

CLIFFS URGES SHAREHOLDERS TO REJECT THE EFFORTS BY CASABLANCA TO LEVERAGE ITS MINORITY STAKE TO GAIN A MAJORITY OF CLIFFS' BOARD

- Cliffs has taken extensive actions **to reconstitute its Board of Directors** and recruit a **new leadership team to reset Cliffs' strategic direction**
- We believe our Board and CEO have the right **large-scale global mining experience** to lead Cliffs through volatile iron ore and coal markets and create value for all shareholders over the long-term
- We have **sharpened our strategic focus** by meaningfully simplifying our organization, improving operating efficiencies, cutting costs, and halting capital spending on development projects
- We are focused on our **strong U.S. and Asia Pacific businesses** and are **exploring strategic alternatives for Eastern Canadian Iron Ore**
- Casablanca has offered **shifting proposals** for Cliffs that, in our opinion, fail to provide a path to sustainable shareholder value creation
- **We believe Casablanca's CEO and certain director nominees lack the right large-scale mining experience** required to lead Cliffs

VOTE **FOR** CLIFFS' DIRECTOR NOMINEES AT 2014 ANNUAL MEETING OF SHAREHOLDERS ON JULY 29, 2014

CLIFFS

CLIFFS HAS FIRMLY ESTABLISHED A NEW STRATEGIC DIRECTION

- Beginning in July 2013, Cliffs' Board of Directors took decisive actions including changing management and strengthening the Board

- Cliffs' Board of Directors installed a new management team to drive action and accountability for results

- New CEO and leadership team have reset strategic course and improved operating and financial discipline

- Efficient and return-driven capital allocation mindset is guiding all strategic decisions

- The focus of Cliffs' Board of Directors and management is to drive long-term shareholder value

NON-GAAP RECONCILIATION – EBITDA AND ADJUSTED EBITDA

In addition to the consolidated financial statements presented in accordance with U.S. GAAP, the Company has presented EBITDA and adjusted EBITDA, which are non-GAAP financial measures that management uses in evaluating operating performance. The presentation of these measures is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with U.S. GAAP. The presentation of these measures may be different from non-GAAP financial measures used by other companies. A reconciliation of these measures to its most directly comparable GAAP measure is provided in the table below.

	(In Millions)	
	Last Twelve Months Ended	
	March 31, 2014	December 31, 2005
Net Income (Loss)	170.3	277.6
Less:		
Interest expense, net	(172.7)	9.4
Income tax (expense) benefit	(39.3)	(84.8)
Depreciation, depletion and amortization	(593.5)	(48.6)
EBITDA	$ 975.8	$ 401.6
Less non-cash items:		
Gain on sale of asset	—	9.5
Cumulative effect of accounting change	—	5.2
Goodwill impairment charges	(80.9)	—
Noncontrolling interest adjustment	45.0	—
Wabush-related costs	(223.3)	—
Other impairment charges	(15.3)	—
Amapa impairment charge	(67.6)	—
LCM adjustments	(37.5)	—
Currency remeasurements	(2.8)	—
SG&A severance	(4.7)	—
Adjusted EBITDA	$ 1,362.9	$ 386.9

CLIFFS

NON-GAAP RECONCILIATION – CASH COST PER TON

Cash cost per ton is defined as cost of goods sold and operating expenses per ton less depreciation, depletion and amortization per ton, which is a non-GAAP financial measure, that management uses in evaluating operating performance. The presentation of this measure is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with U.S. GAAP. The presentation of these measures may be different from non-GAAP financial measures used by other companies.

	2014	2013				2012				2011			
US Iron Ore (Long Tons)	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1[2]
Cash cost	65.42	65.51	64.81	67.59	60.17	64.55	67.81	62.59	61.14	66.34	73.99	57.39	64.25
DD&A	10.12	6.13	4.34	4.96	8.63	4.64	3.79	4.37	6.87	3.05	2.91	3.85	7.65
Total cost of sales	75.54	71.64	69.15	72.55	68.80	69.19	71.60	66.96	68.01	69.39	76.90	61.24	71.90

	2014	2013				2012				2011			
AP Iron Ore (Metric Tons)	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Cash cost	56.34	58.90	59.44	63.65	75.10	65.86	76.65	56.92	73.86	69.22	68.13	68.92	56.55
DD&A	14.80	12.63	13.71	13.95	15.79	14.75	13.41	12.97	10.82	14.65	10.81	11.31	10.81
Total cost of sales	71.14	71.53	73.15	77.60	90.89	80.61	90.06	69.89	84.68	83.87	78.94	80.23	67.36

	2014	2013				2012				2011			
NA Coal (Short Tons)	Q1[1]	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Cash cost	100.38	85.14	76.16	88.12	91.16	98.07	114.56	110.72	97.01	98.38	134.98	114.00	108.98
DD&A	19.03	16.43	23.91	13.61	18.19	15.00	15.10	15.87	14.29	24.70	30.50	16.46	17.16
Total cost of sales	119.41	101.57	100.07	101.73	109.35	113.07	129.66	126.59	111.30	123.08	165.48	130.46	126.14

	2014	2013				2012			
Bloom Lake (Metric Tons)	Q1[1]	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Cash cost	94.37	87.74	92.67	86.66	89.56	86.46	88.15	90.61	95.66
DD&A	29.69	28.88	28.01	23.31	23.05	23.75	24.13	21.53	22.89
Total cost of sales	124.06	116.62	120.68	109.97	112.61	110.21	112.28	112.14	118.55

[1]Includes lower-cost-or-market adjustment of approximately $14 per ton and $7 per ton in North American Coal and Bloom Lake Mine, respectively.
[2]Excludes favorable impact of approximately $15 per ton related to a customer settlement.